Recorded at request of
and return to:

Richard W. Harris, Esq.
Harris & Thompson
6121 Lakeside Drive, Suite 260
Reno, Nevada 89511

The undersigned affirms that this document
does not contain any social security numbers.

QUITCLAIM DEED

THIS QUITCLAIM DEED is made this 12th day of March, 2007 by and between NEVADA SUNRISE, LLC, a Nevada limited liability company; ROBERT WEICKER and SHARON WEICKER, doing business as KLEINEBAR RESOURCES LTD; KURT SCHENDEL and TAMARA SCHENDEL; and INTOR RESOURCES CORPORATION, a Nevada corporation (referred to collective as "Grantors"); and CANYON COPPER CORP., a Nevada corporation, whose address is Suite 408, 1199 W. Pender Street, Vancouver, British Columbia, Canada V6E 2R1 ("Grantee").

RECEIVED/SUBMITTED BY
BUR. OF LAND MANAGEMENT
NEVADA STATE OFFICE
2007 MAR 19 PM 2:21

RECITALS

A. Nevada Sunrise, LLC, a Nevada limited liability company (as to an undivided 55% ownership interest), and Robert and Sharon Weicker, doing business as Kleinebar Resources Ltd., and Kurt and Tamara Schendel (as to an undivided 45%

ownership interest) together own the "NYC" and "CU" groups of unpatented lode mining claims situated in Mineral County, Nevada, which are more particularly described on Exhibit A attached hereto (the "Claims").

B. Grantors entered into a "Property Option Agreement" dated March 18, 2004 (the "Agreement") with Aberdene Mines Ltd., a Nevada corporation ("Aberdene"). The Agreement allows Aberdene to acquire the Claims from Grantors by making certain cash payments and stock distributions and by satisfying a work obligation requirement.

C. Robert and Sharon Weicker, doing business as Kleinebar Resources Ltd., and Kurt and Tamara Schendel have, by way of a written Agreement dated March 18, 2004, granted to Nevada Sunrise, LLC "the authority to execute the Aberdene Agreement on their behalf and to act as their representative in all further dealings with Aberdene."

D. Intor Resources Corporation, while acting as a contractor for Nevada Sunrise, LLC, located a number of Claims in its name and has therefore been joined as one of the Grantors in order to effect a complete conveyance of the Claims to Grantee.

E. Pursuant to Section 6.2 of the Agreement, Grantors have agreed to execute and place into escrow a Quitclaim Deed conveying the Claims to Aberdene.

RECEIVED/SUBMITTED BY
BUR. OF LAND MANAGEMENT
NEVADA STATE OFFICE
2008 MAR 19 PM 1:21

F. The escrow holder has received written confirmation from Nevada Sunrise that the payment and work obligations have been satisfied, and the escrow holder is now authorized to release and record this Deed.

F. Aberdene has changed its name to Canyon Copper Corp., the Grantee under this Deed.

WITNESSETH:

Grantors, in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration paid to them by Grantee, do hereby remise, release, and forever quitclaim unto Grantee all of Grantors' right, title, and interest in and to the Claims described on Exhibit A attached hereto.

TOGETHER with all and singular the tenements, hereditaments and appurtenances thereunto belonging, or in anywise appertaining, and the reversion and reversions, remainder and remainders, rents, issues and profits thereof.

TOGETHER with all minerals and all veins and lodes of mineral-bearing rock therein and all dips, spurs and angles thereof.

TO HAVE AND TO HOLD all of the right, title and interest of Grantors in and to said unpatented lode mining claims, together with the appurtenances, unto Grantee, its successors and assigns forever.

RECEIVED/SUBMITTED BY
BUR. OF LAND MANAGEMENT
NEVADA STATE OFFICE
2007 MAR 19 PM 2:21

IN WITNESS WHEREOF, Grantors have hereunto set their hands the day and year first above written.

NEVADA SUNRISE, LLC, a Nevada
limited liability company

By ______________________________
WILLIAM B. HENDERSON, Manager

ROBERT WEICKER and SHARON WEICKER,
dba Kleinebar Resources Ltd.

By ______________________________
WILLIAM B. HENDERSON, Manager
of Nevada Sunrise, LLC, Agent

KURT and TAMARA SCHENDEL

By ______________________________
WILLIAM B. HENDERSON, Manager
of Nevada Sunrise, LLC, Agent

INTOR RESOURCES CORPORATION,
a Nevada corporation

By ______________________________
WILLIAM B. HENDERSON, President

2007 MAR 19 PM 2:21
RECEIVED/SUBMITTED BY
BUR. OF LAND MANAGEMENT
NEVADA STATE OFFICE

STATE OF NEVADA)
) ss.
COUNTY OF WASHOE)

On the 12th day of March, 2007, before me, a Notary Public in and for said State and County, personally appeared WILLIAM B. HENDERSON, in his capacity as (1) Manager of NEVADA SUNRISE, LLC., a Nevada limited liability company; (2) Manager of NEVADA SUNRISE, LLC., a Nevada limited liability company, as Agent for ROBERT WEICKER and SHARON WEICKER dba KLEINBBAR RESOURCES LTD.; (3) Manager of NEVADA SUNRISE, LLC., a Nevada limited liability company, as Agent for KURT and TAMARA SCHENDEL; and (4) President of INTOR RESOURCES CORPORATION, a Nevada corporation, personally known (or proved) to me to be the person who executed the above QUITCLAIM DEED and acknowledged to me that he executed the same for purposes stated therein.

HILLARY H. REISTER
Notary Public - State of Nevada
Appointment Recorded in Washoe County
No: 92-4424-2 - Expires July 4, 2008

Hillary H. Reister
NOTARY PUBLIC

nevada sunrise/7396
quitclaim deed (weicker & schendel - canyon copper) 3-07

RECEIVED/SUBMITTED BY
BUR. OF LAND MANAGEMENT
NEVADA STATE OFFICE
2007 MAR 19 PM 2:21